Income Taxes	12 Months Ended
Sep. 30, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Income Taxes

The provisions for income taxes consisted of the following for the years ended September 30:

	2012	2011	2010
Currently payable:
United States - Federal	$72.8	$34.0	$67.0
State	6.5	4.6	8.4
Foreign	80.1	79.8	66.3
Total current	159.4	118.4	141.7
Deferred:
United States - Federal	(2.9)	36.4	(7.8)
State	(0.2)	2.4	(0.3)
Foreign	0.2	(12.4)	6.8
Total deferred	(2.9)	26.4	(1.3)
Provision for income taxes	$156.5	$144.8	$140.4

The source of pre-tax earnings was:

	2012	2011	2010
United States	$178.3	$191.6	$225.5
Foreign	387.1	214.4	317.9
Pre-tax earnings	$565.4	$406.0	$543.4

A reconciliation of income taxes with the amounts computed at the statutory federal income tax rate follows:

	2012		2011		2010
Computed tax at federal statutory rate	$197.9	35.0%	$142.1	35.0%	$190.2	35.0%
State income taxes, net of federal tax benefit	4.1	0.7	4.5	1.1	5.3	1.0
Foreign tax less than the federal rate	(55.6)	(9.8)	(15.9)	(3.9)	(38.9)	(7.2)
Tax benefits - special foreign dividend	—	—	—	—	(23.5)	(4.3)
Adjustments to prior years' tax accruals	(7.0)	(1.2)	(1.7)	(0.4)	(6.1)	(1.1)
Other taxes including repatriation of foreign earnings	16.2	2.9	15.3	3.8	11.0	2.0
Nontaxable share option	(2.0)	(0.4)	0.2	—	(0.2)	(0.1)
Other, net	2.9	0.5	0.3	0.1	2.6	0.5
Total	$156.5	27.7%	$144.8	35.7%	$140.4	25.8%

The deferred tax assets and deferred tax liabilities recorded on the balance sheet at September 30 for the years indicated are as follows and include current and noncurrent amounts:

	2012	2011
Deferred tax liabilities:
Depreciation and property differences	$(101.1)	$(112.9)
Intangible assets	(574.3)	(566.7)
Other tax liabilities	(6.4)	(6.6)
Gross deferred tax liabilities	(681.8)	(686.2)
Deferred tax assets:
Accrued liabilities	105.7	108.1
Deferred and stock-related compensation	103.6	88.7
Tax loss carryforwards and tax credits	13.9	23.1
Intangible assets	17.3	22.1
Postretirement benefits other than pensions	11.6	15.5
Pension plans	155.3	142.1
Inventory differences	31.7	28.5
Other tax assets	6.6	6.1
Gross deferred tax assets	445.7	434.2
Valuation allowance	(11.9)	(12.6)
Net deferred tax liabilities	$(248.0)	$(264.6)

There were no material tax loss carryforwards that expired in fiscal 2012. Future expirations of tax loss carryforwards and tax credits, if not utilized, are not material from 2013 through 2016. For years subsequent to 2016 or for tax loss carryforwards and tax credits that have no expiration, the value at September 30, 2012 was $13.9. The valuation allowance is attributed to tax loss carryforwards and tax credits outside the U.S.

We regularly repatriate a portion of current year earnings from select non U.S. subsidiaries. Generally, these non-U.S. subsidiaries are in tax jurisdictions with effective tax rates that do not result in materially higher U.S. tax provisions related to the repatriated earnings. No provision is made for additional taxes on undistributed earnings of foreign affiliates that are intended and planned to be indefinitely invested in the affiliate. We intend to, and have plans to, reinvest these earnings indefinitely in our foreign subsidiaries to, amongst other things, fund local operations, fund pension and other post retirement obligations and fund capital projects. At September 30, 2012, approximately $1,250 of foreign subsidiary retained earnings was considered indefinitely invested in those businesses. We estimate that the U.S. federal income tax liability that could potentially arise if indefinitely invested retained earnings of foreign subsidiaries were repatriated in full to the U.S. would be significant. While it is not practical to calculate a specific potential U.S. tax exposure due to changing statutory rates in foreign jurisdictions over time, as well as other factors, we estimate the range of potential U.S. tax may be in excess of $150, if all undistributed earnings were repatriated. Applicable U.S. income and foreign withholding taxes would be provided on these earnings in the periods in which they are no longer considered indefinitely reinvested.

Unrecognized tax benefits activity for the years ended September 30, 2012 and 2011 are summarized below:

	2012	2011
Unrecognized tax benefits, beginning of year	$41.2	$48.7
Additions based on current year tax positions and acquisitions	3.3	8.1
Reductions for prior year tax positions	(0.8)	(0.7)
Settlements with taxing authorities/statute expirations	(2.7)	(14.9)
Unrecognized tax benefits, end of year	$41.0	$41.2

Included in the unrecognized tax benefits noted above are $35.5 of uncertain tax positions that would affect the Company’s effective tax rate, if recognized. The Company does not expect any significant increases or decreases to their unrecognized tax benefits within twelve months of this reporting date. In the Consolidated Balance Sheets, unrecognized tax benefits are classified as Other liabilities (non-current) to the extent that payments are not anticipated within one year.

The Company classifies accrued interest and penalties related to unrecognized tax benefits in the income tax provision. The accrued interest and penalties are not included in the table above. The Company accrued approximately $9.0 of interest and $2.8 of penalties at September 30, 2012 and $7.6 of interest and $2.8 of penalties at September 30, 2011. Interest was computed on the difference between the tax position recognized in accordance with GAAP and the amount previously taken or expected to be taken in the Company’s tax returns.

The Company files income tax returns in the U.S. federal jurisdiction, various cities and states, and more than 50 foreign jurisdictions where the Company has operations. U.S. federal income tax returns for tax years ended September 30, 2007 and after remain subject to examination by the Internal Revenue Service. With few exceptions, the Company is no longer subject to state and local income tax examinations for years before September 30, 2003. The status of international income tax examinations varies by jurisdiction. The Company does not anticipate any material adjustments to its financial statements resulting from tax examinations currently in progress.